July 3, 2013

EDGAR FILING

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-1004

Re:           Dividend and Income Fund
File No. 811-08747

Ladies and Gentlemen:

On behalf of the above-captioned registered, closed-end investment company (the “Fund”), and in accordance with the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, electronically transmitted herewith is the Fund’s Registration Statement on Form N-2 (the “Registration Statement”) with respect to the proposed offering by the Fund of additional common shares of beneficial interest, par value $0.01 per share (the “Shares”), pursuant to the exercise of rights to purchase the Shares to be distributed to the shareholders of the Fund in accordance with the Registration Statement.  The Fund is registering currently $308,000 of Shares, but may increase such amount, and pay the additional registration fee in connection therewith, in a pre-effective amendment to the Registration Statement.

The Fund expects to submit in writing at the appropriate time to the Staff of the Securities and Exchange Commission a request for the acceleration of effectiveness of the Registration Statement.

Thank you for your assistance in this matter. Please contact me at (202) 778-9082 with any questions or comments you may have.

Sincerely,

                    /s/ Fatima S. Sulaiman

Enclosures